UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2006
PLATO LEARNING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20842	36-3660532

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10801 Nesbitt Avenue South, Bloomington, MN		55437

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 832-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 28, 2006, we issued a press release, attached hereto as Exhibit 99.1, announcing our first quarter 2006 financial results.
Item 7.01. Regulation FD Disclosure.
On February 28, 2006, we held our regularly scheduled conference call with the investment community to discuss our first quarter 2006 financial results. A transcript of our prepared remarks for this conference call is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     Exhibit 99.1 Press Release dated February 28, 2006.
     Exhibit 99.2 Transcript of prepared remarks for our first quarter 2006 earnings release conference call on February 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLATO LEARNING, INC.
February 28, 2006	By /s/ Laurence L. Betterley
Senior Vice President and
Chief Financial Officer

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